                                                                    EXHIBIT 99.3


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[315,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
               ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-12ALT


                            [THE WINTER GROUP LOGO]


                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                 JUNE [13], 2005

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance            $120,700,733
Aggregate Original Principal Balance               $120,720,774
Number of Mortgage Loans                                    745

                                           MINIMUM     MAXIMUM       AVERAGE (1)
                                           -------    --------       -----------
Original Principal Balance                 $28,000    $650,000       $   162,041
Outstanding Principal Balance              $27,931    $650,000       $   162,014


                                  MINIMUM         MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------         -------   --------------------
Original Term (mos)                   120             360                   359
Stated Remaining Term (mos)           111             358                   356
Loan Age (mos)                          2               9                     3
Current Interest Rate               5.250%         11.400%                7.617%
Initial Interest Rate Cap           2.000%          5.000%                3.531%
Periodic Rate Cap                   1.000%          2.000%                1.014%
Gross Margin                        2.250%          8.000%                3.623%
Maximum Mortgage Rate              11.000%         16.450%               13.131%
Minimum Mortgage Rate               2.250%         10.450%                4.280%
Months to Roll                         16              58                    34
Original Loan-to-Value              10.00%          95.00%                77.17%
Credit Score (3)                      522             844                   700

                        EARLIEST              LATEST
                       ----------           ----------
Maturity Date          11/01/2014           06/01/2035


                       PERCENT OF                                   PERCENT OF
LIEN POSITION          MORTGAGE POOL     YEAR OF ORIGINATION       MORTGAGE POOL
                       -------------     -------------------       -------------
1st Lien                      100.00%    2004                              1.42%
                                         2005                             98.58
OCCUPANCY
Primary                         0.00%
Second Home                     0.00     LOAN PURPOSE
Investment                    100.00     Purchase                         80.45%
                                         Refinance - Rate Term             2.37
LOAN TYPE                                Refinance - Cashout              17.17
Fixed Rate                     58.62%
ARM                            41.38     PROPERTY TYPE
                                         Single Family Residence          56.25%
AMORTIZATION TYPE                        Two-to-Four Family               27.16
Fully Amortizing               39.74%    Planned Unit Development          7.86
Interest-Only                  60.26     Condominium                       6.97
                                         Townhouse                         1.46
                                         Manufactured Home                 0.30


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                    NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
RANGE OF            MORTGAGE     BALANCE      MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL       FULL      PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING      LTV          DOC          IO
------------------  ---------  ------------  ----------    --------     --------    -----------    --------     -------     -------
5.001% to 5.500%            4  $    879,519        0.73%      5.323%         716    $   219,880       74.03%      50.94%      62.08%
5.501% to 6.000%           19     3,816,285        3.16       5.853          727        200,857       63.80       28.63       85.36
6.001% to 6.500%           67    11,054,919        9.16       6.403          721        164,999       73.35       53.61       68.41
6.501% to 7.000%          118    17,697,214       14.66       6.834          711        149,976       74.80       41.59       72.67
7.001% to 7.500%          124    21,882,355       18.13       7.348          706        176,471       79.18       28.83       67.92
7.501% to 8.000%          177    27,627,402       22.89       7.842          699        156,087       78.55       15.58       56.46
8.001% to 8.500%          129    22,280,513       18.46       8.282          700        172,717       78.20       16.12       56.18
8.501% to 9.000%           66    11,237,542        9.31       8.794          663        170,266       78.61       10.31       36.01
9.001% to 9.500%           28     3,540,219        2.93       9.308          653        126,436       80.11        3.90       41.78
9.501% to 10.000%           8       427,376        0.35       9.712          601         53,422       87.46       11.21        0.00
10.001% to 10.500%          3       158,480        0.13      10.312          638         52,827       83.91        0.00        0.00
10.501% to 11.000%          1        56,909        0.05      11.000          562         56,909       85.00        0.00        0.00
11.001% to 11.500%          1        42,000        0.03      11.400          559         42,000       75.00        0.00        0.00
TOTAL:                    745  $120,700,733      100.00%      7.617%         700    $   162,014       77.17%      25.17%      60.26%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 11.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.617% per annum.


REMAINING MONTHS TO STATED MATURITY

                                AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                    NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
RANGE OF            MORTGAGE     BALANCE      MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL       FULL      PERCENT
REMAINING MONTHS     LOANS     OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING      LTV          DOC          IO
------------------  ---------  ------------  ----------    --------     --------    -----------    --------     -------     -------
109 to 120                  1        68,094        0.00       0.087          584         68,094        0.70        1.00        0.00
169 to 180                  6       692,702        0.57       6.595          677        115,450       76.59       45.16        0.00
229 to 240                  1        39,391        0.03       7.600          594         39,391       75.00        0.00        0.00
349 to 360                737   119,900,546       99.34       7.623          700        162,687       77.18       25.02       60.66
TOTAL:                    745  $120,700,733      100.00%      7.617%         700    $   162,014       77.17%      25.17%      60.26%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 111 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF                          AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
ORIGINAL MORTGAGE     NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
LOAN PRINCIPAL        MORTGAGE     BALANCE      MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL       FULL     PERCENT
BALANCES                LOANS    OUTSTANDING      POOL        COUPON        SCORE     OUTSTANDING       LTV         DOC        IO
------------------    ---------  ------------  ----------    --------     --------    -----------    --------     -------    -------
$1 to $50,000                39  $  1,677,535        1.39%      8.298%         664    $    43,014       77.15%      43.78%    10.01%
$50,001 to $100,000         247    17,078,283       14.15       7.826          689         69,143       79.20       37.34     33.89
$100,001 to $150,000        138    17,324,268       14.35       7.266          707        125,538       76.89       35.03     64.73
$150,001 to $200,000        131    22,769,610       18.86       7.291          713        173,814       78.56       30.96     65.24
$200,001 to $250,000         55    12,427,604       10.30       7.602          704        225,956       76.51       21.66     78.08
$250,001 to $300,000         57    15,622,835       12.94       7.780          707        274,085       77.05       24.48     72.99
$300,001 to $350,000         25     8,165,300        6.76       7.468          711        326,612       76.53        7.98     52.64
$350,001 to $400,000         11     4,209,006        3.49       7.872          689        382,637       74.96       17.27     74.09
$400,001 to $450,000          9     3,841,543        3.18       7.662          711        426,838       74.05       11.66     77.88
$450,001 to $500,000         15     7,140,420        5.92       8.029          688        476,028       74.61        0.00     53.47
$500,001 to $550,000          5     2,626,112        2.18       8.025          640        525,222       76.52        0.00      0.00
$550,001 to $600,000          9     5,224,217        4.33       7.824          689        580,469       77.25       22.20     78.12
$600,001 to $650,000          4     2,594,000        2.15       8.125          661        648,500       74.99       24.83     49.88
TOTAL:                      745  $120,700,733      100.00%      7.617%         700    $   162,014       77.17%      25.17%    60.26%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $27,931 to approximately $650,000 and the average outstanding principal balance of the Mortgage Loans was approximately $162,014.


PRODUCT TYPES

                                  AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                      NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
                      MORTGAGE     BALANCE      MORTGAGE     AVERAGE       CREDIT       BALANCE      ORIGINAL       FULL     PERCENT
PRODUCT TYPES           LOANS    OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING       LTV         DOC         IO
------------------    ---------  ------------  ----------    --------     --------    -----------    --------     -------    -------
10 Year Fixed Loans           1  $     68,094        0.06%      8.650%         584    $    68,094       70.00%     100.00%     0.00%
15 Year Fixed Loans           6       692,702        0.57       6.595          677        115,450       76.59       45.16      0.00
20 Year Fixed Loans           1        39,391        0.03       7.600          594         39,391       75.00        0.00      0.00
30 Year Fixed Loans         411    69,959,610       57.96       7.762          697        170,218       77.26       25.12     50.94
2/28 LIBOR ARM              118    23,704,516       19.64       7.379          704        200,886       75.54       18.19     74.49
3/27 LIBOR ARM              123    10,691,226        8.86       7.652          703         86,921       81.90       36.77     46.62
5/25 LIBOR ARM               85    15,545,194       12.88       7.347          708        182,885       76.05       26.90     92.97
TOTAL:                      745  $120,700,733      100.00%      7.617%         700    $   162,014       77.17%      25.17%    60.26%

AMORTIZATION TYPE

                                     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE       CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING      LTV        DOC        IO
-----------------------  ---------  ------------  ----------    --------     --------   -----------    --------   -------   -------
Fully Amortizing               365    47,968,903        0.40       0.078          682       131,422        0.77      0.21      0.00
24 Month Interest-Only           5     1,361,709        1.13       6.995          722       272,342       69.12      0.00    100.00
36 Month Interest-Only           2       648,000        0.54       5.481          736       324,000       80.00     69.14    100.00
60 Month Interest-Only          31     6,376,451        5.28       7.771          734       205,692       75.63     30.38    100.00
120 Month Interest-Only        342    64,345,670       53.31       7.466          709       188,145       77.23     27.58    100.00
TOTAL:                         745  $120,700,733      100.00%      7.617%         700   $   162,014       77.17%    25.17%    60.26%





STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
GEOGRAPHIC LOCATION        LOANS    OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING       LTV       DOC       IO
-----------------------  ---------  ------------  ----------    --------     --------   -----------    --------   -------   -------
Alabama                          2  $    110,161        0.09%      8.710%         637   $    55,080       87.57%    51.43%     0.00%
Arizona                         86    13,714,706       11.36       6.979          712       159,473       77.66     35.97     83.80
Arkansas                         3       214,779        0.18       8.324          680        71,593       75.97      0.00     25.14
California                      65    19,903,234       16.49       7.617          697       306,204       74.42      9.87     75.91
Colorado                        25     3,955,958        3.28       7.380          709       158,238       75.10     17.08     93.15
Connecticut                     11     2,056,195        1.70       8.299          688       186,927       80.00     45.10      4.75
District of Columbia             2       528,000        0.44       8.265          710       264,000       80.00      0.00     56.06
Florida                         35     5,348,392        4.43       7.762          698       152,811       79.03     19.97     35.53
Georgia                         31     3,540,775        2.93       7.891          671       114,219       79.17     29.11     34.14
Idaho                            9       863,369        0.72       7.104          733        95,930       76.53     20.15     55.51
Illinois                        17     1,562,238        1.29       7.545          687        91,896       81.27     39.30     50.75
Indiana                         24     1,340,393        1.11       8.148          672        55,850       84.39     65.46     12.00
Iowa                             1        55,100        0.05       7.250          750        55,100       95.00    100.00      0.00
Kansas                           4       239,995        0.20       7.583          699        59,999       86.67     33.33      0.00
Kentucky                         1        31,500        0.03       8.950          589        31,500       70.00      0.00      0.00
Louisiana                        2       535,758        0.44       8.177          681       267,879       67.90      0.00      0.00
Maryland                        27     3,150,271        2.61       7.612          687       116,677       78.23     21.41     65.41
Massachusetts                   10     3,362,600        2.79       8.396          677       336,260       75.95      0.00     50.51
Michigan                        16     1,095,134        0.91       7.988          690        68,446       81.58     35.38     20.53
Minnesota                       17     2,291,456        1.90       6.661          747       134,792       72.96     43.62     93.05
Mississippi                      1        56,250        0.05       8.375          761        56,250       75.00      0.00    100.00
Missouri                        10       604,152        0.50       8.224          682        60,415       81.06     43.13     17.88
Nebraska                         3       200,364        0.17       7.688          666        66,788       79.02      0.00      0.00
Nevada                          50    10,157,862        8.42       7.585          725       203,157       77.25     28.02     95.27
New Jersey                      25     4,668,147        3.87       7.802          667       186,726       77.74     23.22     16.75
New Mexico                       1        56,015        0.05       8.350          647        56,015       95.00      0.00      0.00
New York                        30     8,150,273        6.75       7.966          684       271,676       72.90      4.35     17.92
North Carolina                  11     1,046,091        0.87       7.717          695        95,099       60.48     27.46     32.76
Ohio                            25     1,613,501        1.34       8.327          660        64,540       82.40     37.11     15.14
Oklahoma                         5       341,408        0.28       8.197          604        68,282       79.11     51.43      0.00
Oregon                          28     5,836,965        4.84       7.647          714       208,463       79.81     38.33     79.17
Pennsylvania                     7       676,075        0.56       7.886          695        96,582       78.74     24.20     67.15
Rhode Island                    12     2,727,440        2.26       7.936          695       227,287       80.00     24.64      7.48
Tennessee                        4       265,036        0.22       7.457          687        66,259       80.41     82.45     39.20
Texas                           55     5,381,342        4.46       7.671          682        97,843       79.92     28.97     16.77
Utah                            24     4,372,517        3.62       7.399          737       182,188       78.50     42.23     92.32
Virginia                        30     5,417,828        4.49       7.673          705       180,594       78.30     27.36     68.63
Washington                      33     4,909,700        4.07       7.313          710       148,779       78.17     40.97     89.94
West Virginia                    1       210,950        0.17       7.250          727       210,950       79.98      0.00    100.00
Wisconsin                        2       108,804        0.09       8.546          689        54,402       90.00     54.14      0.00
TOTAL:                         745  $120,700,733      100.00%      7.617%         700   $   162,014       77.17%    25.17%    60.26%

No more than approximately 2.03% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE     BALANCE      MORTGAGE     AVERAGE       CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING       LTV       DOC       IO
-----------------------  ---------  ------------  ----------    --------     --------   -----------    --------   -------   -------
50.00% or less                   8  $  1,209,534        1.00%      7.097%         681   $   151,192       32.44%     2.47%    20.67%
50.01% to 55.00%                 5       917,446        0.76       6.364          673       183,489       52.34      0.00     36.41
55.01% to 60.00%                22     3,940,597        3.26       6.483          732       179,118       59.14      5.30     77.34
60.01% to 65.00%                11     2,119,052        1.76       7.142          676       192,641       64.24     19.07     41.37
65.01% to 70.00%                97    17,322,622       14.35       7.345          698       178,584       69.79     13.67     68.62
70.01% to 75.00%                34     4,693,488        3.89       7.603          663       138,044       74.61     26.68     30.09
75.01% to 80.00%               463    83,256,976       68.98       7.710          705       179,821       79.89     28.03     65.43
80.01% to 85.00%                16       922,107        0.76       8.855          609        57,632       85.00     45.70      0.00
85.01% to 90.00%                81     5,876,320        4.87       8.104          675        72,547       89.75     34.27      7.65
90.01% to 95.00%                 8       442,591        0.37       8.225          695        55,324       94.08     76.06      0.00
TOTAL:                         745  $120,700,733      100.00%      7.617%         700   $   162,014       77.17%    25.17%    60.26%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 10.00% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.17%.


MORTGAGE INSURANCE

                                     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE       CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
MORTGAGE INSURANCE         LOANS    OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING      LTV        DOC       IO
-----------------------  ---------  ------------  ----------    --------     --------   -----------    --------   -------   -------
No Mortgage Insurance          735  $119,938,482       99.37%     7.616%          700   $   163,182       77.08%    25.07%    60.45%
Mortgage Insurance              10       762,251        0.63      7.814           695        76,225       90.48     40.49     30.46
TOTAL:                         745  $120,700,733      100.00%     7.617%          700   $   162,014       77.17%    25.17%    60.26%


LOAN PURPOSE

                                     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING       LTV       DOC        IO
-----------------------  ---------  ------------  ----------    --------     --------   -----------    --------   -------   -------
Purchase                       578  $ 97,109,670       80.45%      7.663%         707   $   168,010       78.24%    25.92%    65.80%
Refinance - Cashout            140    20,729,496       17.17       7.496          666       148,068       73.41     23.22     34.94
Refinance - Rate Term           27     2,861,566        2.37       6.933          706       105,984       68.03     13.76     55.74
TOTAL:                         745  $120,700,733      100.00%      7.617%         700   $   162,014       77.17%    25.17%    60.26%


PROPERTY TYPE

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC        IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
Single Family Residence         481  $ 67,894,958       56.25%      7.558%        701   $   141,154       77.85%    26.53%    62.58%
Two-to-Four Family              146    32,788,323       27.16       7.803         696       224,578       76.10     25.65     50.26
Planned Unit Development         51     9,482,648        7.86       7.221         715       185,934       77.29     26.54     83.25
Condominium                      48     8,416,040        6.97       7.777         691       175,334       75.30     11.28     61.71
Townhouse                        13     1,757,276        1.46       7.863         709       135,175       80.80     22.01     38.61
Manufactured Housing              6       361,488        0.30       7.228         665        60,248       68.78     28.22      0.00
TOTAL:                          745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%


DOCUMENTATION

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC        IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
Reduced Documentation           272  $ 48,119,116       39.87%      7.632%        702   $   176,909       77.12%     0.00%    60.65%
Full Documentation              234    30,376,588       25.17       7.185         707       129,814       79.32    100.00     66.26
No Ratio                         83    19,059,497       15.79       7.946         691       229,632       77.03      0.00     65.67
Stated Documentation            118    15,903,405       13.18       8.129         686       134,775       77.39      0.00     44.41
No Income/No Asset               38     7,242,127        6.00       7.344         713       190,582       68.34      0.00     53.04
TOTAL:                          745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%

OCCUPANCY

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
OCCUPANCY                  LOANS     OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC        IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
Investment                      745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%
TOTAL:                          745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
MORTGAGE LOAN             MORTGAGE     BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
AGE (MONTHS)                LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING      LTV        DOC       IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
2                                85  $ 15,285,263       12.66%      7.758%        697   $   179,827       78.10%    14.69%    47.69%
3                               432    80,910,628        67.03      7.589         701       187,293       76.95     25.74     63.63
4                               102    15,285,570        12.66      7.380         715       149,859       76.28     30.01     82.30
5                                57     4,764,554         3.95      7.916         684        83,589       76.17     23.51     12.98
6                                44     2,738,168         2.27      8.273         655        62,231       82.84     32.71     18.87
7                                14       913,481         0.76      8.079         660        65,249       81.06     40.29     15.98
8                                 5       446,229         0.37      7.711         654        89,246       84.40     24.03     21.96
9                                 6       356,841         0.30      7.863         610        59,473       75.00     64.46      0.00
TOTAL:                          745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
ORIGINAL PREPAYMENT        MORTGAGE    BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
PENALTY TERM                LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC       IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
None                            264  $ 46,447,385       38.48%      7.547%        698   $   175,937       75.89%    20.44%    56.90%
4 Months                          2       461,250        0.38       8.005         731       230,625       77.39      0.00    100.00
5 Months                          2       276,000        0.23       7.482         721       138,000       80.00     53.62     53.62
6 Months                          4       894,728        0.74       7.305         752       223,682       68.84     28.16     43.06
7 Months                          2       618,000        0.51       8.524         679       309,000       75.24      0.00    100.00
12 Months                        53     9,926,250        8.22       7.811         705       187,288       75.92     17.95     77.85
24 Months                       145    20,840,167       17.27       7.667         699       143,725       77.24     24.88     50.18
36 Months                       205    28,511,920       23.62       7.630         693       139,083       79.07     34.30     55.35
60 Months                        68    12,725,032       10.54       7.578         718       187,133       79.01     29.38     84.27
TOTAL:                          745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 33 months.


CREDIT SCORES

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF                   MORTGAGE    BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
CREDIT SCORES               LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC        IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
522 to 525                        1  $    241,871        0.20%      9.125%        522   $   241,871       64.53%     0.00%     0.00%
526 to 550                        4       594,888        0.49       8.860         533       148,722       77.54    100.00      0.00
551 to 575                       11       582,028        0.48       9.482         566        52,912       77.32     53.54      0.00
576 to 600                       12       896,524        0.74       8.217         587        74,710       77.73     80.85      0.00
601 to 625                       35     4,955,963        4.11       7.940         619       141,599       78.13     37.88     38.08
626 to 650                       73    12,368,651       10.25       8.044         641       169,434       77.32     10.01     27.89
651 to 675                       90    13,691,713       11.34       7.969         663       152,130       79.00     10.19     46.54
676 to 700                      157    26,373,963       21.85       7.561         687       167,987       75.55     17.00     66.60
701 to 725                      154    26,749,681       22.16       7.463         715       173,699       77.71     33.73     71.66
726 to 750                      101    15,911,921       13.18       7.536         738       157,544       78.82     21.77     63.72
751 to 775                       71    11,941,169        9.89       7.149         761       168,185       73.93     35.98     74.30
776 to 800                       33     6,138,462        5.09       7.313         787       186,014       79.04     46.75     82.81
801 to 825                        2       156,100        0.13       7.265         808        78,050       83.75     62.52     62.52
826 to 844                        1        97,800        0.08       7.375         844        97,800       60.00      0.00    100.00
TOTAL:                          745  $120,700,733      100.00%      7.617%        700   $   162,014       77.17%    25.17%    60.26%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 522 to 844 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 700.

GROSS MARGINS

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
RANGE OF                   MORTGAGE    BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
GROSS MARGINS               LOANS    OUTSTANDING     POOL         COUPON       SCORE    OUTSTANDING      LTV        DOC       IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
2.001% to 2.500%                  2  $   594,000         1.19%      5.619%        737   $   297,000       79.22%    75.42%   100.00%
2.501% to 3.000%                143   26,658,156        53.38       7.117         710       186,421       74.70     27.27     90.49
3.001% to 3.500%                 23    4,793,605         9.60       7.223         714       208,418       77.14      5.32     66.95
3.501% to 4.000%                 26    3,868,058         7.75       7.609         721       148,771       78.59     16.80     79.15
4.001% to 4.500%                 29    5,522,237        11.06       8.086         716       190,422       77.09     18.99     86.44
4.501% to 5.000%                  5      439,995         0.88       7.727         708        87,999       80.30     12.26     65.82
5.001% to 5.500%                  5      845,986         1.69       8.031         658       169,197       88.09      7.23      0.00
5.501% to 6.000%                 86    5,547,656        11.11       8.136         667        64,508       85.26     35.66      2.02
6.001% to 6.500%                  4    1,052,090         2.11       8.313         626       263,023       74.63     62.74     37.26
7.501% to 8.000%                  3      619,152         1.24       8.207         709       206,384       79.44      0.00     86.89
TOTAL:                          326  $49,940,936       100.00%      7.428%        705   $   153,193       77.06%    24.88%    74.28%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.000% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 3.623% per annum.





MAXIMUM MORTGAGE RATES

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
RANGE OF MAXIMUM           MORTGAGE    BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC        IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
10.501% to 11.000%                3  $   354,300         0.71%      6.000%        716   $   118,100       65.25%    83.07%    83.07%
11.001% to 11.500%               18    2,950,374         5.91       6.122         723       163,910       76.15     65.22     84.51
11.501% to 12.000%               38    6,363,820        12.74       6.399         729       167,469       70.96     27.36    100.00
12.001% to 12.500%               40    7,325,621        14.67       6.993         704       183,141       77.67     29.35     88.06
12.501% to 13.000%               31    6,174,577        12.36       7.143         703       199,180       75.15     21.88     81.51
13.001% to 13.500%               44    8,198,071        16.42       7.466         709       186,320       78.81     12.61     67.70
13.501% to 14.000%               56    7,625,511        15.27       8.094         691       136,170       76.97     15.18     69.99
14.001% to 14.500%               59    8,045,120        16.11       8.201         714       136,358       79.82     28.25     68.03
14.501% to 15.000%               17    1,357,295         2.72       8.709         609        79,841       83.32     36.85      7.26
15.001% to 15.500%               13    1,025,731         2.05       8.980         650        78,902       82.18      0.00      0.00
15.501% to 16.000%                6      474,016         0.95       9.025         682        79,003       84.71      0.00      0.00
16.001% to 16.500%                1       46,500         0.09      10.450         691        46,500       75.00      0.00      0.00
TOTAL:                          326  $49,940,936       100.00%      7.428%        705   $   153,193       77.06%    24.88%    74.28%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.131% per annum.


NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
NEXT  RATE                 MORTGAGE    BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING       LTV       DOC       IO
-----------------------   ---------  ------------  ----------    --------    --------   -----------    --------   -------   -------
December 2006                     1  $   185,310         0.37%      8.000%        652   $   185,310       90.00%     0.00%     0.00%
February 2007                     2      241,723         0.48       7.143         704       120,861       72.90      0.00     76.12
March 2007                        5      846,536         1.70       7.972         730       169,307       73.66      0.00     73.03
April 2007                       13    3,080,474         6.17       7.037         733       236,960       73.64     28.65     97.87
May 2007                         87   17,161,686        34.36       7.320         696       197,261       75.16     19.99     73.14
June 2007                        10    2,188,786         4.38       8.068         715       218,879       81.00      0.00     58.83
December 2007                     2      153,669         0.31       6.583         697        76,834       77.25      0.00     63.77
January 2008                      8      425,087         0.85       8.212         689        53,136       86.65     38.22      0.00
February 2008                    26    1,391,652         2.79       8.013         681        53,525       87.63     38.57      0.00
March 2008                       38    2,067,761         4.14       8.340         668        54,415       87.55     42.35      0.00
April 2008                       25    3,123,331         6.25       7.482         710       124,933       79.81     32.98     73.74
May 2008                         17    2,339,014         4.68       7.277         726       137,589       77.94     56.69     88.98
June 2008                         7    1,190,712         2.38       7.157         732       170,102       77.53      0.00     42.13
January 2010                      1      146,000         0.29       6.750         745       146,000       76.84      0.00    100.00
February 2010                     3      332,795         0.67       8.288         674       110,932       77.97      0.00    100.00
April 2010                       22    3,189,050         6.39       6.972         728       144,957       72.85     13.02    100.00
May 2010                         54   10,661,299        21.35       7.403         703       197,431       76.67     33.38     90.79
June 2010                         5    1,216,050         2.43       7.659         703       243,210       78.38     17.10     90.92
TOTAL:                          326  $49,940,936       100.00%      7.428%        705   $   153,193       77.06%    24.88%    74.28%